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                                                                      EXHIBIT 32

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                 WITH RESPECT TO THE ANNUAL REPORT ON FORM 10-K
                     FOR THE PERIOD ENDED DECEMBER 31, 2005
                              OF DOVER CORPORATION

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Dover Corporation, a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

     1. The Company's Annual Report on Form 10-K for the period ended December 31, 2005, (the "FORM 10-K") fully complies with the requirements of
          Section 13(a) of the Securities Exchange Act of 1934, as amended; and

     2. Information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: March 7, 2006                     /s/ Ronald L. Hoffman
                                         ---------------------------------------
                                         Ronald L. Hoffman
                                         Chief Executive Officer
                                         and President


Dated: March 7, 2006                     /s/ Robert G. Kuhbach
                                         ---------------------------------------
                                         Robert G. Kuhbach
                                         Vice President, Finance &
                                         Chief Financial Officer
                                         (Principal Financial Officer)

     The certification set forth above is being furnished as an exhibit solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Form 10-K or as a separate disclosure document of the Company or the certifying officers.